UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Strategic Education, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on April 22, 2026 at 8:00 A.M. ET. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at http://web.viewproxy.com/StrategicEducation/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before April 14, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. CONTROL NUMBER You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Strategic Education, Inc.: The 2026 Annual Meeting of Stockholders of Strategic Education, Inc. will be held virtually on April 22, 2026 at 8:00 A.M. ET. As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at https://web.viewproxy.com/StrategicEducation/2026 and using the Virtual Control Number above. Your registration must be received by 11:59 P.M. ET on April 18, 2026. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Voting Information - Attending the Annual Meeting Virtually” and “Voting Information - Voting at the Annual Meeting Virtually”. The Board recommends a vote “FOR” Proposals 1, 2, and 3. 1. ELECTION OF DIRECTORS: (1) Dr. Charlotte F. Beason (5) Robert R. Grusky (9) Robert S. Silberman (2) Rita D. Brogley (6) Karl McDonnell (10) William J. Slocum (3) Gregory W. Cappelli (7) Dr. Michael A. McRobbie (11) Michael J. Thawley (4) Viet D. Dinh (8) Dr. Benjamin E. Sasse (12) G. Thomas Waite, III 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To approve, on an advisory basis, the compensation of the named executive officers. NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and future meetings may be requested by one of the following methods: E-Mail: By e-mail at: requests@viewproxy.com Internet: Go to https://web.viewproxy.com/StrategicEducation/2026 Have the 11-digit Virtual Control Number available when you access the website and follow the instructions. * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. Telephone: Call 1-877-777-2857 Toll Free CONTROL NUMBER VOTING METHODS Via Internet prior to the Annual Meeting: Go to www.AALvote.com/STRA. Have your 11-digit Virtual Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizesthe named proxies to vote yourshares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to www.AALvote.com/STRA Have your 11-digit Virtual Control Number available and follow the prompts.